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                         NOTICE OF GUARANTEED DELIVERY

                                       TO

                         TENDER SHARES OF COMMON STOCK

                                       OF

                      VWR SCIENTIFIC PRODUCTS CORPORATION

     As set forth in Section 3 of the Offer to Purchase described below, this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available or the certificates for Shares and all other required documents cannot be delivered to the Depositary (as indicated below) prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary.

                        The Depositary for the Offer is:

                       IBJ WHITEHALL BANK & TRUST COMPANY

             By Mail:                  By Facsimile Transmission:       By Hand or Overnight Delivery:
           P.O. Box 84              (for Eligible Institutions only)        One State Street Plaza
      Bowling Green Station                  (212) 858-2611                New York, New York 10004
  New York, New York 10274-0084                                        Attention: Securities Processing
    Attention: Reorganization            Confirm by Telephone:          Window, Subcellar One, (SC-1)
      Operations Department                  (212) 858-2103

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
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Ladies and Gentlemen:

     The undersigned hereby tender(s) to EM Subsidiary, Inc., a Pennsylvania corporation and a wholly owned subsidiary of EM Laboratories, Incorporated, a New York corporation, an indirect subsidiary of Merck KGaA, Darmstadt, Germany, a German company, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 14, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any supplements or amendments thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, par value $1.00 per share (the "Shares"), of VWR Scientific Products Corporation, a Pennsylvania corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

 Signature(s)
 ---------------------------------------------

 Name(s) of Record Holders

 -----------------------------------------------------------
                              Please Type or Print

 Number of Shares
 ----------------------------------------

 Certificate Nos. (If Available)

 -----------------------------------------------------------

 -----------------------------------------------------------

 Dated
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 Address(es)
 ---------------------------------------------

 -----------------------------------------------------------
                                                                       Zip Code

 Area Code and Tel. No(s)
 ------------------------------

 Check box if Shares will be tendered by book-entry transfer

 [ ]  The Depository Trust Company

 Account Number
 ----------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning if Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"),
 (b) represents that such tender of Shares complies with Rule 14e-4, and (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three NASDAQ National Market trading days after the date hereof.

 ----------------------------------------------------------
                                  Name of Firm

 ----------------------------------------------------------
                                     Address

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                                                                        Zip Code

 Area Code and Tel No.
 -------------------------------------

 -----------------------------------------------------------
                              Authorized Signature

 Name
 -----------------------------------------------------
                              Please Type or Print

 Title
 ------------------------------------------------------

 Dated
 -----------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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